Exhibit 99.2
ChoicePoint Inc.
Operating Results by Quarter

	Total	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
	2002	2003	2004	2004	2004	2004	2004	2005	2005	2005	2005	2005	2006
Insurance Services Revenue	$270,282	$309,124	$86,727	$88,129	$90,880	$86,989	$352,725	$99,727	$102,097	$106,042	$99,623	$407,489	$113,389
Business Services Revenue	239,363	276,148	75,941	87,547	94,041	92,352	349,881	93,823	96,836	97,579	91,954	380,192	93,478
Government Services Revenue	69,398	63,335	17,741	23,530	21,590	21,073	83,934	35,293	36,941	39,548	36,467	148,249	34,401
Marketing Services Revenue	105,833	96,642	22,811	23,224	23,585	23,769	93,389	23,099	23,018	23,138	22,274	91,529	21,876
Royalty Revenue	5,855	5,102	1,165	1,270	1,370	699	4,504	797	526	954	121	2,398	—

Core Revenue (b)	$690,731	$750,351	$204,385	$223,700	$231,466	$224,882	$884,433	$252,739	$259,418	$267,261	$250,439	$1,029,857	$263,144

Revenue from Divested & Discontinued Lines (a)	72	—	—	—	—	—	—	—	—	—	—	—	—

Service revenue (c)	$690,803	$750,351	$204,385	$223,700	$231,466	$224,882	$884,433	$252,739	$259,418	$267,261	$250,439	$1,029,857	$263,144

Reimbursable Expenses per EITF 01-14 (c)	38,520	45,395	12,860	7,691	6,149	7,580	34,280	6,543	6,623	7,480	7,411	28,057	6,726

Total Revenue	$729,323	$795,746	$217,245	$231,391	$237,615	$232,462	$918,713	$259,282	$266,041	$274,741	$257,850	$1,057,914	$269,870

Insurance Services Operating Income	$144,639	$172,518	$47,260	$48,401	$50,714	$49,340	$195,715	$54,262	$55,266	$57,981	$54,123	$221,632	$60,628
Business Services Operating Income	50,562	56,540	14,357	17,052	21,084	20,945	73,438	21,222	20,406	20,975	19,396	81,999	17,022
Government Services Operating Income	18,862	14,540	4,114	7,275	4,726	5,349	21,464	5,711	3,418	6,366	5,394	20,889	2,909
Marketing Services Operating Income	32,866	21,849	4,287	4,408	4,583	5,373	18,651	4,257	3,661	3,840	4,141	15,899	4,002
Royalty Operating Income	3,326	2,068	204	661	798	399	2,062	770	325	506	121	1,722	—
Income from Reimbursable Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Divested & Discontinued Operating Income (a)	(206)	—	—	—	—	—	—	—	—	—	—	—
Corporate	(60,185)	(58,013)	(15,951)	(18,306)	(17,869)	(17,426)	(69,552)	(19,722)	(18,183)	(20,685)	(17,633)	(76,223)	(16,521)

Operating Income before other charges	$189,864	$209,502	$54,271	$59,491	$64,036	$63,980	$241,778	$66,500	$64,893	$68,983	$65,542	$265,918	$68,040

Other charges (f):
Accelerated depreciation	—	—	—	—	—	—	—	—	—	—	—	—	(5,463)
Stock option expense	—	—	—	—	—	—	—	—	—	—	—	—	(3,537)
Other operating charges (d)	(7,342)	(30,942)	—	—	—	—	—	(5,412)	(6,040)	(4,006)	(13,315)	(28,773)	(5,987)

Operating Income	$182,522	$178,560	$54,271	$59,491	$64,036	$63,980	$241,778	$61,088	$58,853	$64,977	$52,227	$237,145	$53,053

Operating Margins
Insurance Services	53.5%	55.8%	54.5%	54.9%	55.8%	56.7%	55.5%	54.4%	54.1%	54.7%	54.3%	54.4%	53.5%
Business Services	21.1%	20.5%	18.9%	19.5%	22.4%	22.7%	21.0%	22.6%	21.1%	21.5%	21.1%	21.6%	18.2%
Government Services	27.2%	23.0%	23.2%	30.9%	21.9%	25.4%	25.6%	16.2%	9.3%	16.1%	14.8%	14.1%	8.5%
Marketing Services	31.1%	22.6%	18.8%	19.0%	19.4%	22.6%	20.0%	18.4%	15.9%	16.6%	18.6%	17.4%	18.3%
Divested & Discontinued Lines (a)	-286.1%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
ChoicePoint excluding other charges, as a percentage of service revenue (c) (d)	27.5%	27.9%	26.6%	26.6%	27.7%	28.5%	27.3%	26.3%	25.0%	25.8%	26.2%	25.8%	25.9%

Operating income as a percentage of service revenue (c)	26.4%	23.8%	26.6%	26.6%	27.7%	28.5%	27.3%	24.2%	22.7%	24.3%	20.9%	23.0%	20.2%

Operating income as a percentage of total revenue	25.0%	22.4%	25.0%	25.7%	26.9%	27.5%	26.3%	23.6%	22.1%	23.7%	20.3%	22.4%	19.7%

Internal Growth Rates (e)
Insurance Services	17.8%	12.8%	12.2%	11.4%	14.8%	10.3%	12.2%	11.8%	12.7%	12.4%	13.1%	12.6%	12.6%
Business Services	-0.9%	-1.1%	13.3%	9.2%	8.1%	11.0%	10.3%	5.0%	4.3%	3.8%	-0.4%	3.1%	-0.5%
Government Services	59.3%	-8.7%	-12.8%	6.3%	-0.8%	-5.9%	-3.7%	3.1%	7.0%	16.8%	5.7%	8.3%	-5.5%
Marketing Services	5.2%	-14.5%	-10.8%	-9.5%	4.2%	4.4%	-3.4%	1.3%	-0.9%	-1.9%	-6.3%	-2.0%	-5.3%
Total ChoicePoint	11.4%	1.5%	6.9%	7.2%	9.7%	8.2%	8.0%	7.1%	7.0%	7.6%	4.5%	6.6%	3.2%

(a)	Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(b)	Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards.

(c)	Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth.

(d)	Other operating charges include specific expenses related to the fraudulent data access, lease abandonment, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges.

(e)	Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

(f)	Management excludes these charges in its assessments of operating results.

ChoicePoint Inc.
Operating Results by Quarter

	Total	Total					Total					Total
	2002	2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	2005	Q1 2006
Net income	$89,827	$141,992	$33,262	$36,323	$39,153	$39,217	$147,955	$36,970	$36,418	$39,584	$27,684	$140,656	$30,609
EPS	$1.01	$1.58	$0.37	$0.40	$0.43	$0.43	$1.62	$0.40	$0.40	$0.43	$0.30	$1.53	$0.34

Less:
Cumulative change in accounting principle, net	(24,416)	—	—	—			—	—	—	—		—	—
Income from discontinued operations, net of tax	6,571	991	—	—			—	—	—	—		—	—
Gain on sale of discontinued operations, net	—	32,893	—	—	—	—	—	—	—	—	—	—	—

Net income from continuing operations	$107,672	$108,108	$33,262	$36,323	$39,153	$39,217	$147,955	$36,970	$36,418	$39,584	$27,684	$140,656	$30,609

EPS from continuing operations	$1.21	$1.21	$0.37	$0.40	$0.43	$0.43	$1.62	$0.40	$0.40	$0.43	$0.30	$1.53	$0.34

Add back other charges (a):
Accelerated depreciation expense	—	—	—	—	—	—	—	—	—	—	—	—	5,463
Stock option expense	—	—	—	—	—	—	—	—	—	—	—	—	3,537
Other operating charges (b)	7,342	30,942	—	—	—	—	—	5,412	6,040	4,006	13,315	28,773	5,987
Tax provision (benefit) related to other charges	(2,818)	(11,882)	—	—	—	—	—	(2,068)	(2,307)	(1,530)	(1,263)	(7,168)	(5,174)

Income from continuing operations excluding other charges (a)(b)	$112,196	$127,168	$33,262	$36,323	$39,153	$39,217	$147,955	$40,314	$40,151	$42,060	$39,736	$162,261	$40,422

EPS from continuing operations excluding other charges (a)(b)	$1.26	$1.42	$0.37	$0.40	$0.43	$0.43	$1.62	$0.44	$0.44	$0.46	$0.44	$1.77	$0.46

Wtd Avg Shares	89,194	89,686	90,368	91,282	91,542	91,830	91,305	92,175	91,702	91,934	90,777	91,695	88,804

(a) The Company has presented this information with and without these items because they represent costs that management excludes in its assessment of operating results of the business.
(b) Other operating charges include specific expenses related to the fraudulent data access, lease abandonments, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges as follows:

	Total	Total					Total					Total
	2002	2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	2005	Q1 2006
Write down of minority investments	$2,370	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset impairments	2,985	21,350	—	—	—	—	—	—	—	—	—	—	3,940
Nonmerger severance	567	4,354	—	—	—	—	—	—	—	—	—	—	1,115
Other one-time charges	1,420	5,238	—	—	—	—	—	—	—	—	—	—	—
Lease abandonments	—	—	—	—	—	—	—	—	—	—	1,472	1,472	150
Expenses related to fraudulent data access	—	—	—	—	—	—	—	5,412	6,040	4,006	11,843	27,301	782
(Gain) loss on sale of business	—	—	—	—	—	—	—	—	—	—	—	—	—

Total other operating charges	$7,342	$30,942	$—	$—	$—	$—	$—	$5,412	$6,040	$4,006	$13,315	$28,773	$5,987

ChoicePoint Inc.
Cash Flow and Balance Sheet Highlights
Reconciliation of net cash provided by operating activities to net free cash flow

					Total
	Q1 2005	Q2 2005	Q3 2005	Q4 2005	2005	Q1 2006

Net cash provided by operating activities	$45,879	$70,450	$51,035	$84,574	$251,938	$39,188

Additions to property and equipment	3,530	10,940	6,001	8,211	28,682	6,778
Additions to other assets, net	10,485	9,291	10,683	12,567	43,026	10,894

Total Capital Expenditures	14,015	20,231	16,684	20,778	71,708	17,672

Net free cash flow	$31,864	$50,219	$34,351	$63,796	$180,230	$21,516

Calculation of Net Debt and Net Debt to Total Book Capital Ratio

	March 31,	June 30,	September 30,	December 31,	March 31,
	2005	2005	2005	2005	2006
Short-term debt and current maturities of long-term debt	$50,023	$50,042	$54,232	$50,022	$100,010
Long-term debt, less current maturities	65,024	20,041	30,038	80,035	105,032

Total Debt	115,047	70,083	84,270	130,057	205,042
Cash and cash equivalents	(11,162)	(1,069)	(5,377)	(21,337)	(8,499)

Net Debt	103,885	69,014	78,893	108,720	196,543

Net Debt	103,885	69,014	78,893	108,720	196,543
Book Value of Shareholders’ Equity	1,029,576	1,067,919	1,074,133	1,020,874	968,875

Total Capitalization	1,133,461	1,136,933	1,153,026	1,129,594	1,165,418

Net debt to total book capital ratio	9.2%	6.1%	6.8%	9.6%	16.9%